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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 1998


                                 OMNICARE, INC.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)


              1-8269                                  31-1001351
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      (Commission File Number)             (IRS Employer Identification No.)



            50 East RiverCenter Boulevard, Covington, Kentucky 41011
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            (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (606) 291-6800
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Item 5. Other Events

     On April 17, 1998, Omnicare, Inc. issued the following press release:

             OMNICARE CONCLUDES PREVIOUSLY ANNOUNCED SETTLEMENT OF
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             FEDERAL INVESTIGATION AT HOME PHARMACY SERVICES, INC.
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         COVINGTON, KENTUCKY, APRIL 17, 1998 . . . Omnicare, Inc. (NYSE:OCR)
today announced that the previously announced tentative settlement with the U.S. Attorney's office in the Southern District of Illinois regarding the government's investigation of its subsidiary, Home Pharmacy Services, Inc., has been concluded on the terms previously disclosed.

         As previously announced, in May 1996 the Company became aware of a government investigation of Home Pharmacy Services, Inc., its institutional pharmacy subsidiary in Belleville, Illinois, and certain individuals employed at that time. Omnicare was informed that Home Pharmacy Services was the sole focus of the investigation and that neither Omnicare nor any of its other operating units were targets of the inquiry. Omnicare cooperated fully with the government investigation and, in August 1997, announced that a tentative settlement had been reached.

         In anticipation of the completion of the settlement, Omnicare had recorded a pretax charge to earnings in the third quarter of 1997 of $6.3 million to establish a reserve for the estimated costs and legal and other expenses associated with resolving the matter. The reserve is adequate to cover all of the final settlement costs.

         Omnicare, based in Covington, Kentucky, is a leading geriatric pharmaceutical care company. Omnicare is the nation's largest provider of professional pharmacy, related consulting and data management services for long-term care, assisted living and other institutional health care facilities. It also provides comprehensive clinical research for the pharmaceutical and biotechnology industries.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 20, 1998
                                              OMNICARE, INC.
                                              (Registrant)

                                              By: /s/ David W. Froesel, Jr.
                                                  -----------------------------
                                                    David W. Froesel, Jr.
                                                    Senior Vice President and
                                                    Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)


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